UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2015

Gladstone Capital Corporation (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	811-000000 (Commission File Number)	54-2040781 (IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)

Registrant's telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2015 Gladstone Capital Corporation filed a Certificate of Correction to Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares to clarify that when Term Preferred Shares are redeemed they will have the status of authorized but unissued Term Preferred Shares.

The Certificate of Correction is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

3.1	Certificate of Correction to Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation (Registrant)
October 29, 2015	By: /s/ Melissa Morrison (Melissa Morrison, Chief Financial Officer and Treasurer)

EXHIBIT INDEX

3.1	Certificate of Correction to Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares.